SECOND AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of December 15, 2017, is among SILVERBOW RESOURCES, INC. (f/k/a Swift Energy Company), a Delaware corporation (the “Borrower”), the undersigned guarantors (the “Guarantors” and, together with the Borrower, the “Obligors”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), and the Lenders party hereto.
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain First Amended and Restated Senior Secured Revolving Credit Agreement dated as of April 19, 2017 (the “Original Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    Pursuant to the First Amendment to First Amended and Restated Senior Secured Revolving Credit Facility, dated as of November 9, 2017 (the “First Amendment”; the Original Credit Agreement, as amended by the First Amendment, the “Credit Agreement”) the Borrower requested and the Administrative Agent and the Lenders agreed subject to the terms and conditions therein to (a) increase the Borrowing Base to $370.0 million, (b) amend certain provisions of the Credit Agreement and (c) without prejudice to the other rights of the Administrative Agent and the Lenders under the Credit Agreement, (i) waive the application of Section 2.08(c) of the Credit Agreement in respect of the issuance of certain Permitted Second Lien Debt (the “Proposed Debt Incurrence”) and (ii) in lieu of a reduction to the Borrowing Base pursuant to Section 2.08(c) of the Credit Agreement upon the Proposed Debt Incurrence, reduce the Borrowing Base by $40.0 million upon the Proposed Debt Incurrence.
C.    The Borrower has informed the Administrative Agent and the Lenders that it intends to issue senior secured second lien notes in an aggregate principal amount equal to $200,000,000 on the date hereof pursuant to a Note Purchase Agreement, dated as of December 15, 2017, among the borrower, U.S. Bank National Association, as agent and collateral agent for the holders, and the holders from time to time party thereto (the “Note Purchase Agreement”).
D.    In connection with the foregoing, the Borrower has requested, and the Administrative Agent and the Majority Lenders have agreed subject to the terms and conditions herein to amend certain provisions of the Credit Agreement to permit certain mandatory prepayment provisions under the Note Purchase Agreement.
E.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections in the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02.
(a)    The following defined terms are hereby inserted in the Credit Agreement where alphabetically appropriate:
“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of December 15, 2017, by and among the Borrower, the other Guarantors, the Administrative Agent and the Second Lien Administrative Agent, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“PV-9” means, as of any date of determination, with respect to the Proved Reserves of any Oil and Gas Properties, the net present value, discounted at nine percent (9%) per annum, of the future net revenues expected to accrue to the Loan Parties’ collective interest in such Proved Reserves during the remaining expected economic lives of such Proved Reserves calculated in accordance with the most recent bank price deck provided to the Borrower by the Administrative Agent.
“Second Lien Administrative Agent” means U.S. Bank National Association, as agent and collateral agent for the holders under the Specified Permitted Second Lien Debt and any successor agent appointed pursuant to the terms of the Permitted Second Lien Debt Documents.
“Specified Permitted Second Lien Debt” means the Indebtedness issued under that certain Note Purchase Agreement, dated as of December 15, 2017, among the borrower, the Second Lien Administrative Agent, and the holders from time to time party thereto.
“Specified Permitted Second Lien Notes” means the Senior Secured Second Lien Notes due 2024, issued by the Borrower pursuant to the certain Note Purchase Agreement, dated as of December 15, 2017, among the borrower, the Second Lien Administrative Agent, and the holders from time to time party thereto.
(b)    Clause (a) of the definition of “Permitted Second Lien Debt” contained in Section 1.02 of the Credit Agreement is hereby amended by inserting the following text at the end of the first parenthetical:

“and the mandatory prepayment provisions under the Specified Permitted Second Lien Debt as in effect on December 15, 2017”.
(c)    Clause (b) of the definition of “Permitted Second Lien Debt” contained in Section 1.02 of the Credit Agreement is hereby amended by inserting the following text after the last parenthetical:
“; for the avoidance of doubt, the covenants, events of default, guarantees and other terms under the Specified Permitted Second Lien Debt as in effect on December 15, 2017 complies with this clause (b)”.
2.2    Amendment to Section 9.04(b). Section 9.04(b) of the Credit Agreement is hereby amended to add the following sentence to the end of Section 9.04(b) of the Credit Agreement: “The Borrower will not, and will not permit any Group Member to, call, make or offer to make any mandatory Redemption of any Specified Permitted Second Lien Debt unless (1) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result as a result such Redemption and (2) the Borrowing Base Utilization Percentage as of the date of such Redemption is less than eighty percent (80%) after giving effect to such Redemption”.
2.3    Amendments to Section 9.04(c). Section 9.04(c) of the Credit Agreement is hereby amended and restated to read as follows:
“The Borrower will not, and will not permit any other Group Member to amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to any Specified Indebtedness (other than any Specified Permitted Second Lien Debt in respect of clauses (i) and (ii) below) if doing so would (i) increase the rate of interest thereon, (ii) require the payment of a fee (whether, without limitation, a consent fee, arrangement fee or any other fee) unless any such fee paid, when combined with any other such fees and any Investment made in reliance of Section 9.05(i), does not exceed $5,000,000 or (iii) (A) with respect to Permitted Second Lien Debt or Permitted Unsecured Debt cause such Specified Indebtedness to not meet the requirements set forth in the definition of Permitted Refinancing Indebtedness and Permitted Second Lien Debt or Permitted Unsecured Debt, as applicable (tested as if such Specified Indebtedness were being issued or incurred at such time) and (B) with respect to any other Specified Indebtedness, shorten the average maturity or average life of such Specified Indebtedness. The Borrower will not, and will not permit any other Group Member to amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to any Specified Permitted Second Lien Debt if doing so would not be permitted under the terms of the Intercreditor Agreement.”
Section 3.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02(b) of the Credit Agreement):
3.1    The Administrative Agent and the Lenders shall have received all other fees and other amounts due and payable in connection with this Amendment or any other Loan Document on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to this Amendment or any other Loan Document.
3.2    The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower, the Guarantors and the Majority Lenders.
3.3    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the representations and warranties in Section 4.2(d) below.
3.4    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that (a) attached thereto is a true, accurate and complete copy of the executed Note Purchase Agreement and the other material Permitted Second Lien Debt Documents entered into in connection with the Note Purchase Agreement and (b) the Specified Permitted Second Lien Notes (as defined pursuant to Section 2.1(a) hereof) is the Proposed Debt Incurrence.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 (or the waiver of such conditions as permitted in Section 12.02(b) of the Credit Agreement). Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. All of the terms and provisions of the Credit Agreement, as amended and waived by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment. Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed to be an agreement by the Administrative Agent or the Lenders to agree to any future requests.
4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Obligations in accordance with the terms thereof, after giving effect to this Amendment; (c) agrees that from and after the Amendment Effective Date (i) each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment and (ii) this Amendment does not constitute a novation of the Credit Agreement; and (d) represents and warrants to the Lenders that as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.
4.3    Loan Document. This Amendment is a Loan Document.
4.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
4.5    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 12.09(b)-(d) of the Credit Agreement shall be incorporated herein in mutatis mutandis.
4.7    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.8    No Claims. Each Obligor represents and warrants that as of the date of this Amendment, it has no knowledge of events or circumstances that would reasonably be expected to give rise to a claim against any Lender or the Administrative Agent.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	SILVERBOW RESOURCES, INC.

By:    /s/ Christopher M. Abundis
Name:    Christopher M. Abundis
Title:    Senior Vice President, General Counsel and
Secretary

GUARANTOR:	SILVERBOW RESOURCES OPERATING, LLC

By:    /s/ Christopher M. Abundis
Name:    Christopher M. Abundis
Title:    Senior Vice President, General Counsel and
Secretary

GUARANTOR:	SILVERBOW RESOURCES USA, INC.

By:    /s/ Christopher M. Abundis
Name:    Christopher M. Abundis
Title:    Secretary

Second Amendment to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:    JPMORGAN CHASE BANK, N.A., as
            Administrative Agent and a Lender

By:    /s/ Greg Determann
Name:    Greg Determann
Title:    Authorized Officer

Second Amendment to Credit Agreement
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LENDER:	COMPASS BANK, as a Lender
By:    /s/ Daniel Ferreyra
Name:    Daniel Ferreyra
Title:    Vice President

Second Amendment to Credit Agreement
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LENDER:	SUNTRUST BANK, as a Lender
By:    /s/ Benjamin L. Brown
Name:    Benjamin L. Brown
Title:    Director

Second Amendment to Credit Agreement
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LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By:    /s/ Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

By:    /s/ Richard Antl
Name:    Richard Antl
Title:    Authorized Signatory

Second Amendment to Credit Agreement
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LENDER:	Fifth Third Bank, as a Lender
By:    /s/ Justin Bellamy
Name:    Justin Bellamy
Title:    Director

Second Amendment to Credit Agreement
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LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender
By:    /s/ Ryan K. Michael
Name:    Ryan K. Michael
Title:    Senior Vice President

Second Amendment to Credit Agreement
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LENDER:	COMERICA BANK, as a Lender
By:    /s/ Jason M. Klesel
Name:    Jason M. Klesel
Title:    Assistant Vice President

Second Amendment to Credit Agreement
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LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

Second Amendment to Credit Agreement
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LENDER:	KeyBank, National Association, as a Lender
By:    /s/ George E. McKean
Name:    George E. McKean
Title:    Senior Vice President

Second Amendment to Credit Agreement
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LENDER:	Associated Bank, N.A., as a Lender
By:    /s/ Brian Caddell
Name:    Brian Caddell
Title:    Senior Vice President

Second Amendment to Credit Agreement
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LENDER:	WHITNEY BANK, as a Lender
By:    /s/ William Jochetz
Name:    William Jochetz
Title:    Vice President

Second Amendment to Credit Agreement
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